SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2003

VINTAGE PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10578	73-1182669
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

110 West Seventh Street, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 592-0101

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 16, 2002, Vintage Petroleum, Inc. (the “Company”) reported it had signed an agreement to sell its interests in Ecuador to a major independent oil and gas company for $141.7 million, subject to certain adjustments. The sale is expected to close January 31, 2003, subject to normal conditions precedent to closing. A copy of the Company’s press release dated December 16, 2002, is attached as an exhibit hereto and incorporated herein by reference. The Company plans to use the proceeds from the sale to reduce its long-term debt.

The following unaudited financial information is included to supplement the Company’s previously issued consolidated financial statements included in the Company’s Form 8-K filed on November 27, 2002, and Form 10-Q for the quarter ended September 30, 2002, and presents the Company’s balance sheets and statements of operations as if the Company’s Ecuador interests were discontinued operations. Consistent with the Company’s previously issued consolidated financial statements, the Company’s Trinidad interests are also presented as discontinued operations. The unaudited financial information does not reflect any gain or loss related to the Ecuador sale.

For comparative purposes, income from continuing operations before cumulative change in accounting principle as reported in the Company’s Form 8-K was $134.1 million, $197.4 million and $73.4 million for the years ended December 31, 2001, 2000 and 1999, respectively. Income from continuing operations before cumulative change in accounting principle reported in the Company’s Form 10-Q for the nine months ended September 30, 2002 was $34.0 million. Additionally, the reported loss from discontinued operations was $0.6 million and $0.1 million for the years ended December 31, 2001 and 2000, respectively. The reported income from discontinued operations for the nine months ended September 30, 2002 was $14.5 million.

The unaudited financial information should be read in conjunction with the 2001 audited financial statements and related notes included in the Company’s Form 8-K filed on November 27, 2002, and the unaudited financial statements included in the Company’s Form 10-Q for the quarter ended September 30, 2002.

The following financial information of the Company is included as part of this Form 8-K:

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES:	Page

Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001 and 2000	3
as if the Company’s Ecuador interests were discontinued operations (Unaudited)

Consolidated Statements of Operations for the nine months ended September 30, 2002 and the years ended December 31, 2001, 2000, and 1999 as if
the Company’s Ecuador interests were discontinued operations (Unaudited)	4-5

Note to Financial Information (Unaudited)	6-7

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and per share amounts)
(Unaudited)

A S S E T S

	September 30, 2002	December 31, 2001	December 31, 2000
CURRENT ASSETS:
Cash and cash equivalents	$4,868	$6,359	$1,370
Accounts receivable—
Oil and gas sales	93,140	73,246	136,187
Joint operations	11,836	12,041	14,049
Derivative financial instruments receivable	—	4,701	—
Prepaids and other current assets	23,512	34,382	10,552
Assets of discontinued operations	84,753	86,511	84,559

Total current assets	218,109	217,240	246,717

PROPERTY, PLANT AND EQUIPMENT, at cost:
Oil and gas properties, successful efforts method	2,476,102	2,434,592	1,686,598
Oil and gas gathering systems and plants	22,368	20,508	19,252
Other	26,220	25,367	19,548

	2,524,690	2,480,467	1,725,398
Less accumulated depreciation, depletion and amortization	914,828	803,135	664,410

	1,609,862	1,677,332	1,060,988

GOODWILL, net of amortization	96,861	156,990	—

OTHER ASSETS, net	51,784	56,340	44,297

	$1,976,616	$2,107,902	$1,352,002

L I A B I L I T I E S A N D S T O C K H O L D E R S’ E Q U I T Y
CURRENT LIABILITIES:
Revenue payable	$27,500	$25,625	$59,872
Accounts payable—trade	34,567	57,613	42,096
Current income taxes payable	17,218	21,638	43,187
Short-term debt	5,455	17,320	3,400
Derivative financial instruments payable	11,491	—	—
Other payables and accrued liabilities	56,908	42,471	57,761
Liabilities of discontinued operations	8,712	7,134	5,976

Total current liabilities	161,851	171,801	212,292

LONG-TERM DEBT	924,215	1,010,673	464,229

DEFERRED INCOME TAXES	180,610	177,777	46,857

OTHER LONG-TERM LIABILITIES	6,100	18,208	3,767

STOCKHOLDERS’ EQUITY, per accompanying statements:
Preferred stock, $.01 par, 5,000,000 shares authorized, zero shares issued and outstanding	—	—	—
Common stock, $.005 par, 160,000,000 shares authorized, 63,404,972, 63,081,322 and 62,801,416 shares issued and 63,328,972, 63,081,322 and 62,801,416 outstanding	317	315	314
Capital in excess of par value	326,163	324,077	319,893
Retained earnings	409,451	428,443	303,449
Accumulated other comprehensive income (loss)	(29,426)	(21,632)	1,201

	706,505	731,203	624,857
Less unamortized cost of restricted stock awards	2,665	1,760	—

	703,840	729,443	624,857

	$1,976,616	$2,107,902	$1,352,002

See note to financial information.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	For the Nine Months Ended September 30,	For the Years Ended December 31,
	2002	2001	2000	1999
REVENUES:
Oil and gas sales	$422,644	$707,090	$649,736	$367,571
Gas marketing	45,215	130,209	128,836	60,275
Oil and gas gathering	4,524	17,032	19,998	6,955
Gain (loss) on disposition of assets	17,259	26,871	(1,731)	54,991
Foreign currency exchange gain (loss)	3,408	1,825	(79)	—
Other income (expense)	592	1,940	(21,380)	3,733

	493,642	884,967	775,380	493,525

COSTS AND EXPENSES:
Lease operating, including production taxes	151,005	204,650	153,522	120,348
Exploration costs	21,594	21,587	22,677	14,674
Gas marketing	43,937	126,373	123,787	57,550
Oil and gas gathering	5,077	17,759	17,052	5,153
General and administrative	36,852	48,130	39,757	35,465
Depreciation, depletion and amortization	138,525	165,984	98,042	106,485
Impairment of oil and gas properties	—	29,050	225	3,306
Amortization of goodwill	—	11,940	—	—
Interest	58,226	64,720	48,437	58,634
Loss on early extinguishment of debt	8,154	—	—	—

	463,370	690,193	503,499	401,615

Income from continuing operations before income taxes and cumulative effect of change in accounting principle	30,272	194,774	271,881	91,910

PROVISION (BENEFIT) FOR INCOME TAXES:
Current	19,004	80,535	68,858	5,876
Deferred	(17,996)	(12,210)	31,537	18,375

	1,008	68,325	100,395	24,251

Income from continuing operations before cumulative effect of change in accounting principle	29,264	126,449	171,486	67,659
INCOME FROM DISCONTINUED OPERATIONS, net of income tax expense (benefit) of $18,280, $2,148, $(7,435) and $78, respectively	19,241	7,058	25,421	5,712

Income before cumulative effect of change in accounting principle	48,505	133,507	196,907	73,371
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, net of income tax benefit of zero, zero, $407 and zero, respectively	(60,547)	—	(1,014)	—

NET INCOME (LOSS)	$(12,042)	$133,507	$195,893	$73,371

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	For the Nine Months Ended September 30,	For the Years Ended December 31,
	2002	2001	2000	1999
BASIC INCOME (LOSS) PER SHARE:
Income from continuing operations before cumulative effect of change in accounting principle	.46	2.01	2.74	1.17
Income from discontinued operations	.31	.11	.41	.10

Income before cumulative effect of change in accounting principle	.77	2.12	3.15	1.27
Cumulative effect of change in accounting principle	(.96)	—	(.02)	—

Net income (loss)	(.19)	2.12	3.13	1.27

DILUTED INCOME (LOSS) PER SHARE:
Income from continuing operations before cumulative effect of change in accounting principle	.46	1.98	2.68	1.14
Income from discontinued operations	.30	.11	.40	.10

Income before cumulative effect of change in accounting principle	.76	2.09	3.08	1.24
Cumulative effect of change in accounting principle	(.95)	—	(.02)	—

Net income (loss)	(.19)	2.09	3.06	1.24

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,181	63,023	62,644	57,989

Diluted	63,661	64,027	63,963	59,315

See note to financial information.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

NOTE TO FINANCIAL INFORMATION

For the Nine Months Ended September 30, 2002 and the Years Ended December 31, 2001, 2000 and 1999
(Unaudited)

1. DISCONTINUED OPERATIONS

On July 30, 2002, Vintage Petroleum, Inc. (the “Company”) completed the sale of its operations in Trinidad. The Company received $40 million in cash and recorded a gain of approximately $31.9 million ($14.9 million after income taxes), subject to post-closing adjustments.

On December 16, 2002, the Company reported it had signed an agreement to sell its interests in Ecuador to a major independent oil and gas company for $141.7 million, subject to certain adjustments. In the agreement, Vintage commits to sell for cash all of the stock of its indirect wholly-owned subsidiary, Vintage Oil Ecuador, S.A. The transaction is scheduled to close January 31, 2003, subject to normal conditions precedent to closing.

In accordance with the rules established by SFAS No. 144, the Company’s Trinidad operations, along with the gain on the sale, and the Company’s Ecuador operations are accounted for as discontinued operations in the accompanying consolidated financial information.

Following is summarized financial information for the Company’s Trinidad operations (in thousands):

	Nine Months Ended September 30,	Years Ended December 31,
	2002	2001	2000	1999
Loss from discontinued operations	$(711)	$(980)	$(104)	$—
Deferred tax expense (benefit)	(253)	(343)	—	—

Net operating loss from discontinued operations	(458)	(637)	(104)	—
Gain on sale of Trinidad operations, net of $16,939 income tax expense	14,943	—	—	—

Income (loss) from discontinued operations, net of tax	$14,485	$(637)	$(104)	$—

	September 30, 2002	December 31, 2001	December 31, 2000

Current assets	$—	$1,274	$389
Property, plant and equipment, net	—	7,898	2,321

Assets of discontinued operations	$—	$9,172	$2,710

Current liabilities	$—	$972	$20

Liabilities of discontinued operations	$—	$972	$20

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

NOTE TO FINANCIAL INFORMATION

For the Nine Months Ended September 30, 2002 and the Years Ended December 31, 2001, 2000 and 1999

Following is summarized financial information for the Company’s Ecuador operations (in thousands):

	Nine Months Ended September 30,	Years Ended December 31,
	2002	2001	2000	1999
Income from discontinued operations	$6,350	$10,186	$18,497	$5,790
Current tax expense	—	—	—	78
Deferred tax expense (benefit)	1,595	2,491	(7,435)	—

Income from discontinued operations, net of tax	$4,755	$7,695	$25,932	$5,712

	September 30, 2002	December 31, 2001	December 31, 2000
Current assets	$17,486	$12,650	$23,941
Property, plant and equipment, net	54,293	49,814	41,745
Other assets	3,454	3,761	2,558
Deferred income taxes	9,520	11,114	13,605

Assets of discontinued operations	$84,753	$77,339	$81,849

Current liabilities	$8,712	$6,162	$5,956

Liabilities of discontinued operations	$8,712	$6,162	$5,956

In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the assets of the Company’s Trinidad and Ecuador operations were reclassified as “Assets of discontinued operations” and the liabilities were reclassified as “Liabilities of discontinued operations” in the accompanying consolidated balance sheets as of September 30, 2002, December 31, 2001 and December 31, 2000.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99. Press release dated December 16, 2002, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf Vice President and Controller

Date: January 21, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.	Press release dated December 16, 2002, issued by the Company.